Exhibit 99.2
PROJECT SECURITY CONFIDENTIAL Presentation to the Board of Directors March 4, 2007 THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A WRITTEN AGREEMENT WITH CREDIT SUISSE.

Table of Contents 1. Executive Summary 2. Market Trading Performance 3. Financial Analysis Appendices A. Additional Detail on Security B. Other Information

1. Executive Summary

Situation Overview Security ("Security" or the "Company") (Equity Value (1): $632 million / FY06E Revenue (2): $295 million) is considering a sale of the Company to a group led by Vector Capital for $28.75 in cash per share of Security common stock (3) Since October 2006, Merrill Lynch has been conducting a sale process for the Company and has contacted 45 potential buyers (including 31 strategic and 14 financial buyers) Credit Suisse has been engaged to provide an opinion, in addition to Merrill Lynch, to Security's Board of Directors Note: Security fiscal year December 31. (1) Based on Security closing stock price as of 3/1/07. (2) Revenue per Security Management flash results for FY06E. (3) Represents implied fully-diluted equity value of $634 million and implied fully-diluted aggregate value of $550 million.

Summary of Proposed Transaction

Security's Industry Situation Broader security market opportunities bifurcated between high growth, emerging technologies (e.g., UTM, messaging security, SONET Encryption) and slower growth, commoditizing solutions (e.g., Firewall / VPN and anti-virus) Larger diversified players are entering the security market to add features and functionality to their broader technology solutions (e.g., enterprise software and systems leaders, defense contractors, communications equipment providers) Competitors are building security suites both vertically and horizontally to provide for better revenue diversification and less industry exposure Government security vertical: IDC estimates overall U.S. Government spending through 2009 will grow at a 5.2% CAGR; Crypto Mod spending expected to be modestly above overall rate, in the "upper single to low double digits" by Wall Street Research Type 1 Encryption: In Encryption markets, move to IP-based systems could expose legacy players to a less differentiated market; market incumbents may be required to reduce prices as competitive pressures increase in Link and Network Encryption markets Commercial Security: Many other areas of security such as Authentication and DRM have growth rates below 10%; players in these industries must rapidly evolve their solutions into higher value sub- segments such as USB authentication or content / mobile DRM in order to recapture growth Few opportunities for mid-sized security players to reach size and scale of larger, diversified players Industry Overview Industry Threats Industry Opportunities Government initiatives such as Crypto Mod and GIG expected to drive potential growth Incumbent government vendors have an advantage as Type 1 clearance is difficult and time consuming to obtain and is required in order to compete for sophisticated government security and communications contracts New commercial opportunities are emerging in areas such as SONET WAN encryption, HSM and Content DRM Source: Wall Street and industry research.

Potential Opportunities and Risks for Security's Business Opportunities Government's "Crypto Mod" (1) initiative presents opportunity for sales of existing products (KIV-7) and new products IDIQ contract from Department of Defense Potential to leverage existing footprint of KIV-7 customers to up sell new KIV-7 Blade and SONET HSM (Hardware Security Module) products currently well- positioned versus competitors Additional areas for growth in nascent DARP (Data at Rest Protection) and Content DRM (Digital Rights Management) markets Over 175 engineers with classified government clearance (some with highest level of security clearance) enhances product development and sales Risks Exposure to Government market (~48% of FY06E revenue) and potential delays in spending ~$17 million of the ~$35 million total revenue growth in FY07E from products not yet certified and not expected to generate revenue until 2H:FY07E (KIV-7 Blade, SONET, ASICs) Potential growth products (i.e., KIV-7 Blade) subject to competition from well-capitalized competitors (e.g., GD, L-3) Challenges hiring and retaining classified government engineers as larger government contractors (e.g., L-3, GD, SAIC) seek to hire more engineers Commercial products have not performed to plan (FY06E revenue down ~3%); current forecast assumes ~22% commercial growth in FY07E - requires better execution on high-end authentication product and conversion of SONET pipeline 2006E GAAP operating loss of $9.6 million (EBIT of $44.6 million after $54.1 million of add-backs) SEC / DOJ investigations, pending class action litigation and accounting restatements will require additional expenses and Management focus and time Interim CEO Source: Per discussions with Security Management and public filings. (1) DoD / NSA effort to replace 73% of the 1.3 million cryptographic devices in the U.S. inventory over the next 10 to 15 years.

2. Market Trading Performance

Security 2-Year Stock Price Performance March 2, 2005 to March 1, 2007 Current Price (1/23/07) $33.75 Closing High Price (9/27/06) 40.70 Closing Low Price (1/03/06) 27.24 Average Volume 1,394,585 May 18, 2006 Announced it had received a federal subpoena seeking information about stock option awards and is the subject of an SEC inquiry April 6, 2006 Announced the resignation of CFO, Ken Mueller, and the decision to terminate its $150 million acquisition of nCipher, after U.K. regulatory authorities referred the acquisition for further review Source: Factset as of 3/1/07. Note: Non-GAAP EPS excludes amortization of acquired intangibles, FAS123R expense, write-offs of acquired in-process R&D, restructuring charges, integration charges and other non-recurring charges. Revenue and Non-GAAP EPS figures do not reflect potential accounting restatements. September 12, 2006 Announced it had concluded that certain option grants made between 2000 and March 31, 2006, likely were accounted for using incorrect measurement dates October 25, 2006 Announced 3Q:FY06 revenue of $76.8 million, 22% YoY growth over $62.9 million for the same period in FY05 January 3, 2007 Announced it had identified additional adjustments to financial statements relating to revenue recognition September 29, 2005 Announced $150 million sale of encryption equipment to the U.S. DoD, the biggest single deal in Security's history to date

Security LTM Stock Price Performance March 2, 2006 to March 1, 2007 Source: Factset as of 3/1/07. Proposed Transaction: $28.75

Security Relative Stock Price Performance Source: Factset as of 3/1/07. Note: Pure-play security Vendors Index includes: VRSN, MFE, CHKP, WBSN, VDSI, SNWL, SCUR, BCSI, ENTU, ALDN, SurfControl and nCipher. Defense Contractors / Electronics Index include: GD, LLL, Thales, CUB, EDO, HRLY and SYPR. Diversified Technology Companies with interest in security Index includes: MSFT, CSCO, IBM, HPQ, EMC, SYMC, JNPR and COMS. Pure-play security Vendors: 20.1% Defense Contractors / Electronics: 7.1% Diversified Technology Companies with interest in security: 6.6% Security: 56.6% October 2, 2006 to March 1, 2007

Security Shares Trading Distribution Since 10/2/06 LTM Source: Factset as of 3/1/07. Note: Represents percentage of volume traded in share price range. Total volume is assigned to the average of the high and the low price of the day. Shares Traded: 0.7MM 1.1MM 0.7MM 4.4MM 4.4MM 5.7MM 3.0MM 1.7MM 0.6MM 2.2MM Proposed Trans. $28.75 Total Shares Traded: 24.3MM Shares Traded: 11.1MM 13.3MM 10.4MM 6.6MM 11.2MM 16.7MM 11.6MM 7.6MM 3.7MM 0.8MM Proposed Trans. $28.75 Total Shares Traded: 93.1MM

Actual Revenue vs. Analyst Estimates Actual Non-GAAP EPS vs. Analyst Estimates Source: FactSet. Note: Analyst Revenue and Non-GAAP EPS estimates represent I/B/E/S consensus projections prior to announcement or pre-announcement of earnings. Note: Non-GAAP EPS excludes amortization of acquired intangibles, FAS123R expense, write-offs of acquired in-process R&D, restructuring charges, integration charges and other non- recurring charges. Revenue and Non-GAAP EPS figures do not reflect potential accounting restatements. (1) Security ceased providing detailed non-GAAP financials in 3Q:FY06. Actual non-GAAP EPS for 3Q:FY06 per FactSet and assumes adjustments for amortization of acquired intangibles and FAS123R expense per Security's 3Q:FY06 earnings release. Jun-05A Sep-05A Dec-05A Mar-06A Jun-06A Sep-06A Estimate 0.35 0.38 0.56 0.25 0.23 0.22 Actual 0.33 0.25 0.45 0.16 0.22 0.15 Jun-05A Sep-05A Dec-05A Mar-06A Jun-06A Sep-06A Estimate 62.22 65.66 80.1 63.9 64.73 72.08 Actual 63.5 63.37 77.08 63.48 69.51 76.77 Estimate Prior to Announcement Actual Result Security Analyst Estimates vs. Actual Reported Results (34.9%) 7.4% 6.5% 2.1% (3.8%) (0.7%) (4.6%) (19.0%) (34.9%) (2.2%) (3.5%) (US$ in millions) (US$) (32.7%) (1)

Wall Street Research Analyst Commentary "We believe the DOD will soon award a $400 million IDIQ contract to Security and Sypris for link and network encryptor technology under the cryptomodernization program.... We believe the contract announcement will be a positive catalyst." - Joel Fishbein (Lazard, 3/1/2007) "We believe that the fundamental outlook and execution for Security is improving and believe Security is well positioned to deliver solid growth in 2007 along with improved profitability. While the catalyst related to resolving stock option issues has largely passed, we believe there remains an opportunity for new management to alleviate a discount we believe has been inherent in the stock's valuation." - Todd C. Weller (Stifel Nicolaus, 1/30/07) "We continue to believe the negative news is largely reflected in Security's price and see limited downside for the shares from current levels. While pro forma EPS may still be volatile due to the unpredictable cost of the options investigations, we believe core business momentum is strong and the business should continue to generate strong cash flow." - Andrey Glukhov (Brean Murray, 1/9/07) Summary of Publicly Available Research Research Commentary

Wall Street Research Analyst Commentary (cont'd) "While the past year has been very turbulent for the company (management turmoil, stock option investigation, legal issues), we believe much of the bad news we were fearful of is now primarily in the rearview mirror. . . we believe there is the potential for Security to be an acquisition / LBO candidate." - Daniel H. Ives (Friedman, Billings, Ramsey & Co., 2/27/07) "Economic activity: Security depends on the overall economic environment showing improvement over coming years. If there is a downturn in the IT spending environment, this would diminish Security's growth prospects and profitability. Competition: Security may not be able to compete successfully against current and future competitors. Competition may also result in aggressive pricing tactics. Technological change: Security operates in an industry that is highly susceptible to rapid technological change. There can be no assurance that Security's existing products will continue to be positioned properly. Government contracts: Security derives roughly 50% of its revenue from the government vertical. Federal regulatory, approval and purchasing requirements can greatly lengthen the sales cycle. SEC investigation: Subpoena from the office of the US Attorney . . .relating to Security's granting of stock options. In addition. . . received an informal inquiry from the SEC relating to these stock options grants, as well as information relating to certain accounting policies and practices." - Daniel H. Ives (Friedman, Billings, Ramsey & Co., 1/9/07) "Risks to the attainment of our target price ($27.00 per share) include Security's dependence on large government contracts, integration of acquisitions, potential disruption in federal spending due to changes in legislation or funding streams, and the uncertain impact of accounting and options investigations on Security's operations." - Andrey Glukhov (Brean Murray, 1/9/07) "Competitive landscape remains challenging: The information security space is highly competitive. Changes in technology and customer needs place a premium on Security's ability to generate innovative products. Government spending can be lumpy: Historically, Security has derived 40-50% of its business from the government sector. Over the past several years this revenue stream has been lumpy, as spending priorities have changed." - Joel Fishbein, Jr. (Lazard, 12/6/06) Research Commentary

3. Financial Analysis

Historical GAAP and Non-GAAP Financial Summary

FY06E Operating Income Adjustments (US$ in millions) Source: Security Management flash results for FY06E. Does not reflect potential accounting restatements. Note: Security fiscal year December 31.

Historical and Projected Financial Summary - Company Case The financial analysis presented herein is based on the historical and projected financial information prepared by Security Management as presented below Includes 100% of addbacks ($54.1 million) in FY06E Does not reflect potential accounting restatements or associated costs Does not include impact of potential litigation costs

Analyst Estimates vs. Company Case Security Management estimates for 4Q:FY06E and FY06E add back of $13.9 million and $18.5 million of pretax non-reported one-time G&A addbacks, respectively. These addbacks are not reflected in broker reports or I/B/E/S consensus

Security Financial Analysis Summary of Financial Analysis (Per Share) Selected Companies Analysis Selected Transactions Analysis Discounted Cash Flow Analysis Company Case Street Proposed Transaction: $28.75

Selected Companies Analysis: Trading Statistics

Selected Companies Analysis Street Company Case

Selected Transactions Analysis

Selected Transactions Analysis (cont'd)

Discounted Cash Flow Analysis - Company Case

Appendices

A. Additional Detail on Security

Security Corporate Overview Headquarters: Belcamp, Maryland Status: Public (NASDAQ) Provides information security utilizing encryption technologies to protect communications, intellectual property and digital identities Offers a full spectrum of products, including hardware, software and chips Sells security solutions primarily to the U.S. government, financial institutions and other security sensitive commercial businesses 2/23/07 - Announced that it will postpone 4Q:FY06 and full year FY06 results, but was comfortable with its outlook 2/12/07 - Released SoftRemote Mobile, a new secure, carrier- grade VPN client for mobile devices 2/8/07 - Granted stay of delisting from NASDAQ 1/30/07 - Reiterated previously disclosed financial guidance for 4Q:06E, FY06E, 1Q:07E and FY07E 1/30/07- Announced partnership with Open Channel Solutions, a provider of software entitlement and eBusiness management solutions, to offer a comprehensive licensing and entitlement management solutions to enterprise software vendors Company Overview Summary Trading Statistics Recent Events Source: Security Management. Note: Security fiscal year December 31. Note: Security financials exclude amortization of acquired intangibles, FAS123R expense, write-offs of acquired in-process R&D, restructuring charges, integration charges, other non-recurring charges and one-time G&A addbacks. Does not reflect potential accounting restatements. (1) Adjusted to reflect NPV of tax savings from Security's NOLs which are treated as cash. Assumes estimated NPV of $16.0 million per Security Management. Does not reflect any potential contingent liability related to outstanding litigation. (2) Projected fully-taxed net income assumes 35.0% tax rate per Security Management. Multiple based on Adj. Equity Value (calculated as Equity Value less PV of Estimated Tax Savings from NOLs). (3) Projected fully-taxed net income assumes 35.0% tax rate per Security Management. (4) Per Security Management 4Q:FY06E from flash report. By Segment By Geography FY06E Revenue Mix FY06E Revenue: $295MM

Security Business Unit Overview Security FY06E Revenue: $295 FY06E Gross Profit: 158 Classified Government FY06E Revenue: $140 FY06E Gross Profit: 42 RMS FY06E Revenue: $60 FY06E Gross Profit: 45 OEM FY06E Revenue: $23 FY06E Gross Profit: 20 Commercial FY06E Revenue: $71 FY06E Gross Profit: 51 (US$ in millions) Source: Security Management flash results for FY06E. Note: Security fiscal year December 31. Note: Security financials exclude amortization of acquired intangibles, FAS123R expense and other non-recurring charges. Does not reflect potential accounting restatements.

B. Other Information

Selected Companies Analysis: Operating Statistics

Historical and Projected Financial Summary - Case 2

Illustrative Discounted Cash Flow Analysis - Case 2

These materials have been provided to you by Credit Suisse ("CS") in connection with an actual or potential mandate or engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with CS. In addition, these materials may not be disclosed, in whole or in part, or summarized or otherwise referred to except as agreed in writing by CS. The information used in preparing these materials was obtained from or through you or your representatives or from public sources. CS assumes no responsibility for independent verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by or reviewed or discussed with the managements of your company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and CS assumes no obligation to update or otherwise revise these materials. Nothing contained herein should be construed as tax, accounting or legal advice. You (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by these materials and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and structure. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. federal income tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction. CS has adopted policies and guidelines designed to preserve the independence of its research analysts. CS’s policies prohibit employees from directly or indirectly offering a favorable research rating or specific price target, or offering to change a research rating or price target, as consideration for or an inducement to obtain business or other compensation. CS’s policies prohibit research analysts from being compensated for their involvement in investment banking transactions. CS does not provide any tax advice. Any tax statement herein regarding any US federal tax is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any penalties. Any such statement herein was written to support the marketing or promotion of the transaction(s) or matter(s) to which the statement relates. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. 34